UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 April 14, 2004


                          FOODARAMA SUPERMARKETS, INC.
--------------------------------------------------------------------------------
                      (Exact name of registrant as specified in charter)


        New Jersey                   1-5745-1                 21-0717108
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      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)

922 Highway 33, Building 6, Suite 1, Freehold, New Jersey            07728
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(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code: (732) 462-4700
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                                 Not Applicable
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           (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

(Item 5.03 Amendments to Articles of Incorporation or By-laws; Changes in Fiscal
 Year.)
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      On April 14, 2004, the Board of Directors of Foodarama Supermarkets, Inc.
unanimously adopted and approved Amended and Restated By-laws. Certain provisions of the Company's existing By-laws, as amended, were either revised or reordered within the Amended and Restated By-laws to better reflect current factual circumstances and other provisions were added, including, advance notice provisions regarding shareholder proposals for consideration at an annual meeting of shareholders of the Company and shareholder nominations for director of the Company. The Amended and Restated By-laws became effective immediately upon their adoption by the Board of Directors. A copy of the Amended and Restated By-laws has been included as exhibit 3.1 to this current report on Form 8-K.



                                            * * * * *

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOODARAMA SUPERMARKETS, INC.
                                   -----------------------------
                                           (Registrant)


                                  By:  /s/ Michael Shapiro
                                       --------------------
                                       Michael Shapiro
                                       Senior Vice President and Chief Financial
                                       Officer


Date:  April 20, 2004

                                                                     EXHIBIT 3.1
                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                          FOODARAMA SUPERMARKETS, INC.
               -----------------------------------------------------

                                   ARTICLE I
                           IDENTIFICATION AND OFFICES
                           --------------------------

      Section 1.01. Name.  The name of the Corporation is Foodarama
      ------------  ----
Supermarkets, Inc. (the"Corporation").

      Section 1.02. Principal Office and Agent. The principal office of the Corporation shall be located at 922 Highway 33, Building 6, Suite 1, Howell, New Jersey. The Corporation shall maintain in such principal office a registered agent upon whom process against the Corporation may be served.

      Section 1.03. Other Places of Business. The Corporation may also establish and have offices at such other place or places, within or without the State of New Jersey, as may from time to time be designated by the Board of Directors (the "Board").

                                   ARTICLE II
                                  SHAREHOLDERS
                                  ------------
      Section 2.01. Annual Meeting. The annual meeting of the shareholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date in March or April of each year and at such time and place, either within or without the State of New Jersey, as shall be designated by the Board and stated in the notice of such meeting. If the annual meeting for the election of directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient.

      Section 2.02. Special Meetings. Special meetings of the shareholders shall be held on such date and at such time and place, either within or without the State of New Jersey, as shall be designated by the Board and stated in the notice of such meeting. Such meetings, other than those regulated by statute, may be called at any time by the Chairman of the Board (the "Chairman"), the President of the Corporation (the "President"), the Secretary of the Corporation (the "Secretary") or by the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present. Business transacted at any special meeting of shareholders shall be limited to the purpose or purposes stated in the notice for such special meeting.

      Section 2.03. Notice of Meetings. Except as otherwise provided by law, written notice, signed by the President, one or more Vice Presidents of the Corporation (each a "Vice President") or the Secretary, of the time, place and purpose or purposes of every meeting of shareholders, including, in the case of the election of directors, the number of directors to be elected, shall be given not less than ten (10) and not more than sixty (60) days before the date of the meeting, either personally or by first class mail, to each shareholder of record entitled to vote at the meeting. When a meeting is adjourned to another time or place, it shall not be necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting, only such business is transacted as might have been transacted at the original meeting. If after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date and entitled to vote at such meeting. If mailed, the notice shall be directed to the shareholder's address as it appears on the records of the Corporation, unless the shareholder shall have filed with the Secretary a written request that notice be mailed to some other address, in which case, the notice shall be mailed to the address designated in such request. Any shareholder may in writing waive notice of any meeting, and such waiver may be signed before or after the meeting.

      Section 2.04. Quorum. Except as otherwise provided in the Certificate of Incorporation of the Corporation, as may be amended and/or restated from time to time (the "Certificate of Incorporation"), or by statute, the holders of the outstanding shares of common stock of the Corporation entitled to cast a majority of the votes at a meeting, whether present in person or represented by proxy, shall constitute a quorum at such meeting. Whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the holders of such class or series of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting for the transaction of such specified item of business. If less than a quorum shall be in attendance at the time for which the meeting shall have been called, the meeting may be adjourned from time to time by a majority vote of the shareholders present or represented, without any notice other than by announcement at the meeting, until a quorum shall attend. At any adjourned meeting at which a quorum shall attend, any business may be transacted which might have been transacted if the meeting had been held as originally called.

      Section 2.05. Voting. Each shareholder shall be entitled, on each matter submitted to a vote at a meeting of the shareholders, to one vote in person or by proxy for each share of stock of the Corporation having voting rights registered in his or her name on the books of the Corporation as of the record date, unless otherwise provided in the Certificate of Incorporation. Whenever any action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast at a meeting of the shareholders by the holders of the shares entitled to vote thereon, unless a greater plurality is required by the Certificate of Incorporation or by statute. At each election of directors, every shareholder entitled to vote at such election shall have the right to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote. The directors shall be elected by a plurality of the votes cast at an election.

      Section 2.06. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent without a meeting may authorize another person or persons to act for him, her or it by proxy. Every proxy shall be executed in writing by the shareholder or the shareholder's agent, except that a proxy may be given by a shareholder or his or her agent by telegram, cable, facsimile or other telephonic transmission or by any other means of electronic communication so long as that telegram, cable, facsimile, telephonic transmission or other means of electronic communication either sets forth or is submitted with information from which it can be determined that the proxy was authorized by the shareholder or his or her agent. No proxy shall be valid for more than eleven (11) months, unless a longer time is expressly provided therein. Unless it is irrevocable as provided in subsection 14A:5-19(3) of the New Jersey Business Corporation Act (the "Act"), a proxy shall be revocable at will. The grant of a later proxy revokes any earlier proxy unless the earlier proxy is irrevocable. A proxy shall not be revoked by the death or incapacity of the shareholder, but the proxy shall continue to be in force until revoked by the personal representative or guardian of the shareholder. The presence at any meeting of any shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of the revocation with the secretary of the meeting prior to the voting of the proxy or votes the shares subject to the proxy by written ballot. A person named in a proxy as the attorney or agent of a shareholder may, if the proxy so provides, substitute another person to act in his or her place, including any other person named as an attorney or agent in the same proxy. The substitution shall not be effective until an instrument effecting it is filed with the Secretary. At the request of any shareholder, the proxies shall be examined by the inspector or inspectors of election as appointed pursuant to these By-laws.

      Section 2.07. Organization. Meetings of the shareholders shall be presided over by the Chairman, or in the absence of the Chairman, by the President, or in the absence of the President, by a chairman designated by the Board, or in the absence of such designation, by a chairman chosen at the meeting by a majority vote of those shareholders present in person or represented by proxy and entitled to vote thereat. Notwithstanding any provision herein contained to the contrary, the Board, by the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present, may appoint any officer or director of the Corporation or such other person or persons as it may designate to preside over any meeting of the shareholders of the Corporation. The Secretary, or in his or her absence, or if the Secretary is unavailable as a result of the Secretary acting in another corporate capacity, an Assistant Secretary of the Corporation ("Assistant Secretary"), shall act as the secretary of the meeting, but in the absence of such Secretary or Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting. The Board shall be entitled to make such rules or regulations for the conduct of the meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, the chairman of the meeting shall have the authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting may adjourn any meeting of the shareholders without a vote of the shareholders for any period he or she deems necessary if he or she rules that orderly procedures cannot be maintained at the meeting.

      Section 2.08. Business. To be properly brought before an annual meeting of shareholders, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (b) otherwise properly brought before the meeting by or at the direction of the Board; or (c) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing, either by personal delivery or by first class mail, postage prepaid, to the Secretary not later than ninety (90) days prior to the meeting anniversary date of the immediately preceding annual meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a detailed description of the business desired to be brought before the annual meeting, (b) the name and record address of the shareholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. The Corporation may require any proposing shareholder to furnish such other information as may reasonably be required by the Corporation to properly complete any proxy or information statements used for the solicitation of proxies in connection with such business.

      Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.08 of Article II and any other applicable requirements, provided, however, that nothing in this Section 2.08 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.08 and any other applicable requirements and if he or she should so determine, which determination shall be conclusive, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

      Section 2.09. Inspectors. The Board, in advance of any meeting of the shareholders, or the chairman of the meeting, at such meeting, shall appoint one or more inspectors of election to act at the meeting or any adjournment thereof.

      Section 2.10. List of Shareholders. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a meeting of the shareholders or any adjournment thereof. Such list shall be arranged alphabetically within each class, series or group of shareholders maintained by the Corporation, with the address of, and the number of shares held by, each shareholder. Such list shall be produced at the time and place of the meeting and be available for the inspection of any shareholder for a reasonable period of time during such meeting.

      Section 2.11. Record Date. The Board shall fix a date as the record date for purposes of determining the shareholders entitled to (a) notice of or to vote at any meeting of shareholders or any adjournment thereof; (b) give a written consent to any action without a meeting; or (c) receive payment of any dividend or allotment of any right. The record date may in no case be more than sixty (60) days prior to the shareholders' meeting or other corporate action or event to which it relates. The record date for a shareholders' meeting may not be less than ten (10) days before the date of the meeting. The record date to determine shareholders entitled to give a written consent may not be more than sixty (60) days before the date fixed for tabulation of the consents or, if no date has been fixed for tabulation, more than sixty (60) days before the last day on which consents received may be counted.

      Section 2.12. Written Consent of Shareholders. Any action required or permitted to be taken at a meeting of shareholders by the Act, the Certificate of Incorporation or these By-laws, may be taken without a meeting if all the shareholders entitled to vote thereon consent thereto in writing, except that in the case of any action to be taken pursuant to Chapter 10 of the Act, such action may be taken without a meeting only if all shareholders consent thereto in writing or if all shareholders entitled to vote thereon consent thereto in writing and the Corporation provides to all other shareholders the advance notification required by subsection 14A:5-6(2)(b) of the Act. Any removal of a director by the Corporation's shareholders shall be undertaken by a vote of the shareholders at a meeting thereof and shall not be effected by written consent.

      Except as otherwise provided in the Certificate of Incorporation and subject to the provisions of subsection 14A:5-6(2) of the Act, any action required or permitted to be taken at a meeting of shareholders by the Act, the Certificate of Incorporation or these By-laws, other than the annual election of directors, may be taken without a meeting, without prior notice and without a vote, upon the written consent of shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting.

                                  ARTICLE III
                                  DIRECTORS
                                  ---------

      Section 3.01. Number, Election, Term of Office and Removal. The number of directors of the Corporation shall be a minimum of three (3) and a maximum of eleven (11), fixed from time to time by the Board. The directors shall be elected at the annual meeting of the shareholders of the Corporation by a plurality vote of the shareholders. The directors need not be residents of the State of New Jersey and the directors need not be shareholders of the Corporation. Each director shall be elected to serve until the next annual meeting of shareholders, and in all cases as to each director until his successor shall be elected and shall qualify (except in cases where no successor is elected due to a reduction in the size of the Board) or until his or her earlier resignation, removal from office, death or incapacity. Any director may be removed for cause at any time by a unanimous vote of the remaining directors although less than a quorum. Shareholders shall not be entitled to remove directors without cause. Any election or removal of a director by the Corporation's shareholders shall be undertaken by a vote of the shareholders at a meeting thereof and shall not be effected by written consent. Any director may resign at any time by giving written notice of resignation to the Corporation.

      Section 3.02. Nominations. Nominations for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. However, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given either by personal delivery or by first class mail, postage prepaid, to the Secretary not later than (i) with respect to an election to be held at an annual meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement or information statement filed pursuant to the proxy rules and regulations of the Securities and Exchange Commission; and (e) the signed consent of each nominee to serve as a director of the Corporation if so elected. The Corporation may require any proposed nominee or shareholder proposing a nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation or to properly complete any proxy or information statements used for the solicitation of proxies in connection with the meeting at which directors are to be elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

      Section 3.03. Duties and Powers. The Board shall manage the property, affairs and business of the Corporation and shall exercise all such powers of the Corporation, and do all such lawful acts and things necessary or expedient in the control and management thereof, as are not required to be exercised or done by the shareholders. The directors may adopt such rules and regulations for the management of the Corporation as they may deem proper and that are not inconsistent with the Certificate of Incorporation, these By-laws or any statute.

      Section 3.04. Regular and Special Meetings. Meetings of the Board, whether regular or special, shall be held at the principal office of the Corporation or at any other place, within or without the State of New Jersey, which the Chairman or the Board, by the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present, may from time to time designate. Meetings of the Board shall be held whenever called for by the Chairman or the President. The Secretary shall call a meeting of the Board whenever requested in writing by any two or more of the directors. Immediately after the annual meeting of the shareholders, the Board shall meet and elect or appoint the officers of the Corporation. The directors may adopt such rules and regulations for the conduct of their meetings as they may deem proper and that are not inconsistent with the Certificate of Incorporation, these By-laws or any statute.

      Section 3.05. Notice of Meetings. Notice shall be given to each director by the Secretary, of the time and place of each meeting of the Board. Neither the business to be transacted at nor the purpose of the meeting need be specified in the notice. Such notice may be given by first class mail, confirmed facsimile, overnight courier service, telephone or in person; at least two (2) days' notice shall be given to each director; provided, that if notice is given by first class mail, such notice must be posted at least five (5) days before the scheduled meeting. The Board may meet to transact business at any time and place without notice, provided that all members of the Board shall be present, or if any member or members not present shall waive notice of such meeting in writing either before or after the meeting.

      Section 3.06. Quorum. A majority of the Board shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting while a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until such quorum shall be present. Notice of any adjourned meeting shall be given in the same manner as described herein. In the absence of a quorum, any question coming before the Board shall be determined and decided as provided in the Certificate of Incorporation, these By-laws or the Act.

      Section 3.07. Organization. The Board shall elect or appoint from among its members a Chairman. Meetings of the Board shall be presided over by the Chairman, or in his or her absence, by the President, or in his or her absence, by a chairman chosen by the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present. The Secretary or Assistant Secretary, or, in the absence of either the Secretary or Assistant

Secretary, a secretary appointed by the chairman, shall take the minutes of each meeting of the Board. At all meetings of the Board, business may be transacted in such order as the Board may from time to time determine.

      Section 3.08. Telephonic Attendance. Where appropriate communication facilities are reasonably available, any or all of the directors shall have the right to participate in all or any part of a meeting of the Board or a committee of the Board by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

      Section 3.09. Action Without a Meeting. Any action required or permitted to be taken by the Board or by a committee thereof may be taken without a meeting if, prior to such action, all of the members of the Board or committee consent in writing to a resolution authorizing the action. Such written consents may be executed in counterparts and shall be filed with the minutes of the Corporation. Such consent shall have the same effect as a unanimous vote of the Board or committee for all purposes and may be stated as such in any certificate or other document filed with the Secretary or Treasurer of the State of New Jersey or any similar public official.

      Section 3.10. Vacancies. Any vacancy in the Board, whether caused by death, resignation, removal, disqualification, an increase in the size of the Board or any other cause, shall be filled by the affirmative vote of a majority of the remaining Board, though less than a quorum, and any such director so elected shall hold office until the next annual meeting of shareholders.

      Section 3.11. Expenses and Compensation. Members of the Board shall be reimbursed for all reasonable expenses incurred by them in connection with attending Board or committee meetings. The Board may determine from time to time fees to be paid to each member for service on the Board and any committee of the Board. The fees may be based upon a specified amount per annum or a specified amount per meeting attended, a combination of both, or any other reasonable method. Except as otherwise determined by the Board, directors who are compensated officers of the Corporation shall not be paid director's fees.

      Section 3.12. Committees. The Board by resolution adopted by a majority of the entire Board may appoint from among its members an Executive Committee and one or more other committees, each of which shall have one or more members. To the extent provided by such resolution, each such committee shall have and may exercise all the authority of the Board, except that no such committee shall (a) make, alter or repeal any by-law of the Corporation; (b) elect or appoint any director, or remove any officer or director; (c) submit to shareholders any action that requires shareholders' approval; or (d) amend or repeal any resolution theretofore adopted by the Board which by its terms is amendable or repealable only by the Board. The Board by resolution adopted by the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present may (a) fill any vacancy on any such committee; (b) appoint one or more directors to serve as alternate members of any such committee, to act in the absence or disability of members of any such committee with all the powers of such absent or disabled members; (c) abolish any such committee at its pleasure; and (d) remove any director from membership on such committee at any time, with or without cause. Any actions taken at a meeting of any such committee shall be reported to the Board at its next meeting following such committee meeting, except that when the meeting of the Board is held within two

(2) days after the committee meeting, the report shall, if not made at the first meeting, be made to the Board at the second meeting following the committee meeting. If the committee establishes regular meeting dates, it shall not be necessary to give notice of a regular meeting. Notice of every special meeting shall be given in the manner and within the time periods specified in these By-laws with respect to notices of special meetings of the Board. Notice of any special meeting may be waived in writing by all absent members of the committee either before or after the meeting.

                                   ARTICLE IV
                                    OFFICERS
                                    --------

      Section 4.01. Election and Term of Office. Immediately after the annual meeting of the shareholders, the Board shall meet and elect or appoint, by the affirmative vote of a majority of the directors present at such meeting of the Board at which a quorum is present, a Chairman, a President, one or more Vice Presidents, a Secretary, an Assistant Secretary, a Treasurer, an Assistant Treasurer of the Corporation ("Assistant Treasurer") and such other officers as the Board may from time to time determine as necessary. The Board shall also have the authority, but shall not be required, to designate officers as the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or similar such titles. Any two or more offices may be held by the same person. All officers shall serve for a term of one (1) year, or until the election and qualification of their successors, subject to the power of the Board to remove any officer, with or without cause, by the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present. Any officer may resign by delivering his or her written resignation to the Corporation at its principal office or to the Chairman, President or Secretary.

      Section 4.02. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term by the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present.

      Section 4.03. Compensation. Officers of the Corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board or officers of the Corporation to whom the authority to fix or allow such salaries, compensation or reimbursement has been delegated. No officer shall be prevented from receiving such salary, compensation or reimbursement by reason of the fact that he or she is also a director of the Corporation.

      Section 4.04. Chairman of the Board. The Chairman shall be chosen from among the members of the Board. The Chairman shall preside at all meetings of the Board, except in his or her absence, the President of the Corporation shall do so, and shall see that all orders and resolutions of the Board are carried into effect. The Chairman shall also perform such other duties as may be prescribed by the Board.

      Section 4.05. President. The President shall be chosen from among the members of the Board and shall be responsible for the general supervision of the affairs of the Corporation. The President shall have the authority to execute contracts on behalf of the Corporation. All other officers of the Corporation shall be subject to the authority and supervision of the President. He or she shall preside at all meetings, other than those of the Board, and shall act as temporary chairman at and call to order all meetings of the shareholders in the absence of the Chairman. The Board may direct the President to act as chairman of or participate in or conduct meetings of the shareholders.

      Section 4.06. Vice President. Each Vice President shall perform such duties and have the authority as shall be delegated to him or her by the Chairman, the President or the Board. In the absence of the President and the Chairman, or in the event of the President's death, inability or refusal to act, unless the Board determines otherwise, the Vice President designated as successor for these purposes by the Board or, if there is none, the most senior Vice President, shall perform the duties and be vested with the authority of the President. The Board may designate, at its discretion, one or more Executive or Senior Vice Presidents.

      Section 4.07. Secretary. The Secretary shall give or cause to be given notice of all meetings of the shareholders and the Board as prescribed in these By-laws. The Secretary shall attend all meetings of the Board and of the shareholders, and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He or she shall have charge of the Corporation's seal, the stock certificate book and ledger and such other books and papers as the Board may prescribe. The Secretary shall keep records of the number of uncertificated shares of the Corporation's stock, if any, and the holders thereof. He or she shall make such reports to the Board as they may request and shall prepare and cause to be filed such reports and statements as may be required by statute. The Secretary shall perform whatever other duties and possess whatever other powers as are incident to the office or as are assigned by the Chairman, the President or the Board.

      Section 4.08. Assistant Secretary. The Assistant Secretary shall, or if there shall be more than one, the Assistant Secretaries, in the order determined by the Board, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary set forth herein and as the Board may from time to time prescribe.

      Section 4.09. Treasurer. The Treasurer shall have the care and custody of all the funds and securities of the Corporation, and shall deposit the same in the name of the Corporation in such bank or banks as the Board may designate, and shall disburse the same under such rules and regulations as may be made by the Board, and shall perform such other duties as the Board may from time to time prescribe. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall see that all expenditures are duly authorized and are evidenced by proper receipts and vouchers. The Treasurer shall render to the Chairman, the President and the members of the Board, whenever they may require it, an account of all his or her transactions as Treasurer, and of the financial condition of the Corporation. The Treasurer shall perform whatever other duties and possess whatever other powers as are incident to the office or as are assigned by the Chairman, the President or the Board.

      Section 4.10. Assistant Treasurer. The Assistant Treasurer shall, or if there shall be more than one, the Assistant Treasurers, in the order determined by the Board, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer set forth herein and as the Board may from time to time prescribe.

                                   ARTICLE V
                        STOCK CERTIFICATES AND TRANSFERS
                        --------------------------------

      Section 5.01. Certificates. The shares of capital stock of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Every certificate exchanged or returned to the Corporation shall be marked "cancelled," with the date of cancellation.

      Section 5.02. Lost, Stolen or Destroyed Certificates. The holder of any shares shall immediately notify the Corporation of any lost, stolen or destroyed certificate representing such shares. The Board, in its discretion, or any officer or officers thereunto duly authorized by the Board, may authorize the issuance of a substitute certificate in place of the certificate so lost, stolen or destroyed; provided, however, that, in each such case, the applicant for a substitute certificate shall furnish evidence to the Corporation which the Board, or any authorized officer or officers, determines is satisfactory of the loss, theft or destruction of such certificate and of the ownership thereof, and also such security or indemnity as may be required by the Board.

      Section 5.03. Stock Record Books. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board.

      Section 5.04. Transfers of Shares. Except as otherwise established by rules and regulations adopted by the Board, and subject to applicable law, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown in its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

      Section 5.05. Restrictions on Transfers. Each certificate for shares of stock which is subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of shareholders or among such holders and the Corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction. Notwithstanding anything to the contrary contained in these By-laws, the Corporation shall not be required or permitted to make any transfer of shares of the Corporation which violate the terms and provisions of any agreement restricting the transfer of shares of the Corporation to which the Corporation shall be a party; provided, that the restriction upon the transfer of the shares represented by any stock certificate shall be set forth or referred to upon the certificate. Subject to the provisions of these By-laws, the Board may make such rules and regulations as it may deem expedient concerning the issuance, transfer and registration of certificates for shares of the Corporation.

      Section 5.06. Issuance of Stock. Unless otherwise voted by the shareholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the Corporation, or the whole or any part of any unissued balance of the authorized capital stock of the Corporation held in its treasury, may from time to time be issued, sold, transferred or otherwise disposed of by vote of the Board in such manner, for such consideration and on such terms as the Board may determine.

                                   ARTICLE VI
                                 INDEMNIFICATION
                                 ---------------

            Section 6.01. Third Party Claims. The Corporation shall indemnify each Corporate Agent (as defined below) against his or her expenses and liabilities actually and reasonably incurred in connection with any proceeding involving the Corporate Agent by reason of his or her being or having been such a Corporate Agent, other than a proceeding by or in the right of the Corporation, if (a) such Corporate Agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) with respect to any criminal proceeding, such Corporate Agent had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that such Corporate Agent did not meet the applicable standards of conduct set forth in subparts (a) and (b) herein. For purposes of this Article VI, a "Corporate Agent" shall mean any person who is or was a director, officer, employee or agent of the Corporation or of any constituent corporation absorbed by the Corporation in consolidation or merger and any person who is or was a director, officer, trustee, employee or agent of any other enterprise (any domestic or foreign corporation other than the Corporation, and any partnership, joint venture, sole proprietorship, trust or other enterprise, whether or not for profit, served by such person), serving as such at the request of the Corporation, or of any such constituent corporation, or the legal representative of any such director, officer, trustee, employee or agent.

      Section 6.02. Claims by Corporation. The Corporation shall indemnify a Corporate Agent against his or her liabilities and expenses, actually or reasonably incurred by him or her in connection with any proceeding by or in the right of the Corporation to procure a judgment in its favor which involves the Corporate Agent by reason of his or her being or having been such Corporate Agent, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation. However, in such proceeding no indemnification shall be provided in respect of any claim, issue or matter as to which such Corporate Agent shall have been adjudged liable to the Corporation, unless and only to the extent that the New Jersey Superior Court or the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such Corporate Agent is fairly and reasonably entitled to indemnity for such expenses or liabilities as the New Jersey Superior Court or such other court shall deem proper.

      Section 6.03. Expenses. The Corporation shall indemnify a Corporate Agent against expenses, including attorneys fees, to the extent that such Corporate Agent has been successful on the merits or otherwise in any proceeding referred to in Sections 6.01 and 6.02 of this Article VI or in defense of any claim, issue or matter therein.

      Section 6.04. Determination of Indemnification Obligation. Any indemnification under Section 6.01 of this Article and, unless ordered by a court, under Section 6.02 of this Article, may be made by the Corporation only as authorized in a specific case upon a determination that indemnification is proper in the circumstances because the Corporate Agent met the applicable standard of conduct set forth in Sections 6.01 or 6.02 of this Article. Such determination shall be made: (a) by the Board by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; (b) if such a quorum is not obtainable, or, even if obtainable and such quorum of the Board by a majority vote of the disinterested directors so directs, by independent legal counsel in a written opinion, such counsel to be designated by the Board; or (c) by the shareholders.

      Section 6.05. Payment of Expenses in Advance. Expenses incurred by a Corporate Agent in connection with a proceeding may be paid by the Corporation in advance of the final disposition of the proceeding, as authorized by the Board, upon receipt of an undertaking by or on behalf of the Corporate Agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified as provided in this Article.

      Section 6.06. Other Rights. The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VI shall not exclude any other rights to which a Corporate Agent may be entitled under the Certificate of Incorporation, a by-law, agreement, vote of shareholders, or otherwise; provided that no indemnification shall be made to or on behalf of a Corporate Agent if a judgment or other final adjudication adverse to the Corporate Agent establishes that his or her acts or omissions (a) were in breach of his or her duty of loyalty to the Corporation or its shareholders; (b) were not in good faith or involved a knowing violation of law; or (c) resulted in receipt by the Corporate Agent of an improper personal benefit.

      Section 6.07. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any Corporate Agent against any expenses incurred in any proceeding and any liabilities asserted against him or her by reason of his or her being or having been a Corporate Agent, whether or not the Corporation would have the power to indemnify him or her against such expenses and liabilities under the provisions of this Article. The Corporation may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Corporation, whether or not such insurer does business with other insureds.

                                  ARTICLE VII
                                  MISCELLANEOUS
                                  -------------

      Section 7.01. Loans. No loans or advances shall be contracted on behalf of the Corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the Board and in accordance with the laws of New Jersey and of the United States. Such authorization may be general or confined to specific instances. An officer or agent of the Corporation so authorized may do every act and thing necessary or proper in connection with effecting such loans or advances as authorized by the Board.

      Section 7.02. Corporate Seal. The Corporation shall have a seal with the name of the Corporation, the year of its organization, the words "Corporate Seal" and the state of incorporation thereon.

      Section 7.03. Fiscal Year. The fiscal year of the Corporation shall end on the Saturday nearest to the 31st of October of each year.

      Section 7.04. Interested Parties. No contract or transaction between the Corporation and one or more of the Corporation's directors or officers, or between the Corporation any other corporation, partnership, association or other organization in which one or more of the Corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or a committee of the Board which authorizes the contract or transaction or solely because his, her or their votes are counted for such purpose, if any one of the following is true: (a) the contract or other transaction is fair and reasonable as to the Corporation at the time it is authorized, approved or ratified; (b) the fact of the common directorship or interest is disclosed or known to the Board or committee and the Board or committee authorizes, approves or ratifies the contract or transaction by unanimous written consent, provided at least one director so consenting is disinterested, or by affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (c) the fact of the common directorship or interest is disclosed or known to the shareholders, and they authorize, approve or ratify the contract or transaction. Common or interested directors may be counted in determining the presence of a quorum at a Board or committee meeting at which such contract or transaction is authorized, approved or ratified.

      Section 7.05. Amendments. These By-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board at which a quorum is present. These By-laws may also be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the issued and outstanding Common Stock of the Corporation and entitled to vote at any regular meeting of shareholders or at any special meeting of shareholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such special meeting. The shareholders may prescribe in the by-laws that any by-law made by them shall not be altered or repealed by the Board.

      Section 7.06. Force and Effect of By-laws. These By-laws are subject to the provisions of the law of the State of New Jersey and the Certificate of Incorporation, as it may be amended from time to time. If any provision of these

By-laws is inconsistent with a provision of any statute or of the Certificate of Incorporation, the provision of the statute or the Certificate of Incorporation shall govern. Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.


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Amended and Restated on April 14, 2004